UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

AMENDMENT NO. 1 TO FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

January 9, 2007
____________________________

BENDA PHARMACEUTICAL, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-16397 (Commission File Number)		41-2185030 (IRS Employer Identification No.)
Changjiang Tower, 23rd Floor No. 1 Minquan Road Wuhan, Hubei Province, PRC (Address of Principal Executive Offices and zip code)

+86 (27) 8537-5532
(Registrant's telephone
number, including area code)

Applied Spectrum Technologies, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

Applied Spectrum Technologies, Inc. (the “Registrant” or “Applied Spectrum”) was informed by Rotenberg & Co. LLP (“Rotenberg”), its independent registered public accounting firm, that Rotenberg would resign from this position. Applied Spectrum has engaged a new independent registered public accounting firm. The new independent registered public accounting firm is Schwartz, Levitsky Feldman LLP (“SLF”). SLF had previously been Rotenberg’s subcontractor on Applied Spectrum’s most recent audit. Pursuant to Item 304(a) of Regulation S-B under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Registrant reports as follows:

(a)	(i)	Rotenberg resigned as Applied Spectrum’s independent registered public accounting firm effective on January 9, 2007.

(ii)
During the previous two fiscal years, Applied Spectrum’s financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Rotenberg did not issue any reports during the two most recent fiscal years or during the subsequent quarter ending December 31, 2006 or the interim period through January 9, 2007.

(iii)	The resignation of Rotenberg and engagement of SLF was approved by the Company’s Board of Directors.

(iv)
During the two most recent fiscal years and the subsequent quarter ending December 31, 2006 preceding such resignation, including the interim period through January 9, 2007, Applied Spectrum and Rotenberg did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure..

(v)
During Applied Spectrum’s fiscal year ended September 30, 2005 and subsequent interim period from October 1, 2005 through the date of dismissal, Applied Spectrum did not experience any reportable events.

(b)	On January 9, 2007, Applied Spectrum engaged SLF to be Applied Spectrum’s independent registered public accounting firm.

(i)
Prior to engaging SLF, Applied Spectrum had not consulted SLF regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on Applied Spectrum’s financial statements or a reportable event, nor did Applied Spectrum consult with SLF regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

(ii)	Applied Spectrum did not have any disagreements with Rotenberg and therefore did not discuss any past disagreements with Rotenberg.

(c)
The Registrant has requested Rotenberg to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant regarding Rotenberg. Attached hereto as Exhibit 16.1 is a copy of Rotenberg’s letter to the SEC dated January 10, 2007.

Item 9.01 Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit 16.1 - Letter dated March 14, 2007 from Rotenberg & Co. LLP to the United States Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED SPECTRUM TECHNOLOGIES, INC.

Date: March 16, 2007	By:	/s/ Yiqing Wan
Yiqing Wan President